                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      GEORGIA BANK FINANCIAL CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

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Notes:

                       GEORGIA BANK FINANCIAL CORPORATION

                               3530 WHEELER ROAD
                            AUGUSTA, GEORGIA  30909

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on April 22, 1998


TO THE SHAREHOLDERS OF GEORGIA BANK FINANCIAL CORPORATION:


     You are hereby notified that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Georgia Bank Financial Corporation, a Georgia corporation (the "Company"), will be held at the offices of the Company located at 3530 Wheeler Road, Augusta, Georgia on April 22, 1998, at 4:00 p.m., Eastern time for the following purposes:


     1. To elect nine (9) directors to serve for a term ending on the date of the 1999 Annual Meeting of Shareholders or until their respective successors shall have been elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or an adjournment thereof.

     Shareholders of record at the close of business on March 20, 1998, are the only shareholders entitled to notice of and to vote at the Annual Meeting.

                                       By Order of the Board of Directors



                                       Travers W. Paine III
                                       Corporate Secretary

Augusta, Georgia
March 26, 1998


     EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN THE EVENT A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS.

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 WHEELER ROAD
                             AUGUSTA, GEORGIA 30909

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1998



     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Georgia Bank Financial Corporation (the "Company") to be held on April 22, 1998, at 4:00 p.m., Eastern time and at any adjournment thereof, for the purposes set forth in this Proxy Statement. THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Annual Meeting will be held at the principal executive office of the Company located at 3530 Wheeler Road, Augusta, Georgia, 30909. This Proxy Statement and the accompanying Form of Proxy were first mailed to shareholders on or about March 26, 1998. The Company's 1997 Summary Annual Report to Shareholders and Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, accompany this Proxy Statement



                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS


     The Company has fixed March 20, 1998, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. The Company's only class of stock is its common stock, par value $3.00 per share (the "Common Stock"). At the close of business on the Record Date, there were outstanding and entitled to vote 1,820,368 shares of the Common Stock held by approximately 589 shareholders of record, with each share being entitled to one vote. There are no cumulative voting rights. A majority of the outstanding shares of the Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against", as well as all abstentions (including votes to withhold in certain cases), will be counted.



     All proxies will be voted in accordance with the instructions contained in the proxies. If no choice is specified, proxies will be voted "FOR" the election to the Board of Directors of all nominees listed below under "ELECTION OF DIRECTORS," and at the proxy holders' discretion on any other matter that may properly come before the Meeting. Any shareholder may revoke a proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it, by delivering a duly executed proxy bearing a later date to the Company, or by attending the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30909, Attention: Ronald L. Thigpen, Executive Vice President.



     The costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record will be borne by the Company. Certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians, and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock held in their names.



                             ELECTION OF DIRECTORS



     The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors, with the exact number to be determined by the Board of Directors, each having a term of office of one year and continuing thereafter until his or her successor has been elected and has qualified. The Board has established nine as the number of persons to constitute the Board of Directors for the coming year, and has nominated the following persons to serve for one year and until their successors are elected and qualified:





                                     Position with              Position with
Name                       Age        the Company               the Bank (1)
-------------------------  ---  ------------------------  -------------------------

William J. Badger           47  Director                  Director

R. Daniel Blanton           47  President, Chief          President, Chief
                                Executive Officer         Executive Officer
                                and Director              and Director

William P. Copenhaver       73  Director                  Director

Edward G. Meybohm           54  Vice Chairman and         Chairman of the Board
                                Director                  and Director

Travers W. Paine III        50  Corporate Secretary       Corporate Secretary
                                and Director              and Director

Robert W. Pollard, Jr.      47  Chairman of the Board,    Vice Chairman and
                                and Director              Director

Randolph R. Smith, M.D.     54  Director                  Director

Ronald L. Thigpen           46  Executive Vice President  Executive Vice President
                                Chief Operating Officer   Chief Operating Officer
                                and Director              and Director

John W. Trulock, Jr.        52  Director                  Director
--------------------

(1) Georgia Bank & Trust Company of Augusta, the Company's bank subsidiary (the "Bank").


     Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve for an additional term. When properly executed and returned, the enclosed Form of Proxy will be voted as specified thereon. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the proxy as proxies, unless specifically instructed otherwise in the proxy, will vote for the election in his or her stead of such other person as the Company's existing Board of Directors may recommend. The Bylaws of the Company require that any nominee for election as a director not nominated by the Board be submitted to the Secretary of the Company, along with certain information about the nominee, not later than April 8, 1998.

     Directors are elected by a plurality of the votes cast by the holders of the Common Stock at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NINE NOMINEES PREVIOUSLY NAMED.

          DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK



     No director or executive officer of the Bank or Company is related to any other director or executive officer, except that Robert W. Pollard, Jr. is the brother-in-law of R. Daniel Blanton. No director or executive officer currently serves as an officer or director of any other financial institution.

     All directors of the Company and the Bank will serve until the next annual meeting of the shareholders of the Company and the Bank, respectively, or until their successors are elected and have qualified. Officers of the Company and the Bank serve at the pleasure of their respective Board of Directors.

     The following additional information has been supplied by the directors and officers of the Company and Bank.



     William J. Badger, a Director of the Bank and the Company since the organization of each (November, 1988 and February 1992, respectively), has been the President of Howard Lumber Company, a dealer in building materials and supplies, since 1978. Prior to that time, he served as treasurer and worked in sales for the company. Mr. Badger received his Bachelor of Arts degree from the University of Georgia in 1972. He is active in the Kiwanis Club, the Construction Suppliers Association of Georgia, and the Augusta Builders Exchange.

     James G. Blanchard, Jr. was elected a Director of the Bank in 1996. Mr. Blanchard is a senior partner in the law firm of Fleming, Blanchard, Jackson & Durham, P.C. He has actively practiced law since 1968. Mr. Blanchard is a native of Evans, Georgia, and graduated from Georgia Southern University. He received his law degree from the Cumberland School of Law at Samford University in Birmingham, Alabama. Mr. Blanchard was an organizing director of Georgia State Bank in 1970 and continued his service through the acquisition by Georgia Railroad Bank & Trust Company in 1986. He later served on the Board of Directors of Citizens Bank & Trust Company of Evans, Georgia. Mr. Blanchard serves as the attorney for the Columbia County Board of Education, Associate Judge of the Columbia County Juvenile Court and is City Attorney for the City of Grovetown, Georgia.

     J. Pierce Blanchard, Jr. began his service with the Bank in March, 1994 as Group Vice President and Columbia County Executive. In November, 1995 he was designated as Marketing Officer responsible for business development activities, branch administration and the overall marketing plan for the Bank. In October, 1997 Mr. Blanchard was elected Executive Vice President responsible for business development and branch administration. He was formerly employed as the President and Chief Executive Officer of Citizens Bank & Trust Company in Evans, Georgia, from 1989 until March, 1994. He also served with First Union National Bank and its predecessor, Georgia Railroad Bank & Trust Company from 1979 until 1989. Mr. Blanchard received his Bachelor of Business Administration degree from Georgia Southern University and is a graduate of the Georgia Banking School and the Graduate School of Banking of the South at Louisiana State University. He currently serves as a member of the Board of Directors of Columbia County Chamber of Commerce, United Way of the CSRA, Private Industry Council, Senior Citizens Council of Greater Augusta, CSRA Development Companies and the Residential Care Facilities for the Elderly Authority where he serves also as Vice Chairman.



     R. Daniel Blanton has been President and Chief Executive Officer of the Company and the Bank since October, 1997, and has been a Director of the Company since it was formed. He has been a Director of the Bank since June, 1990 and held the title of Executive Vice President and Senior Lending Officer of the Bank since it was organized until October, 1997. He was named Chief Operating Officer of the Company and the Bank in November, 1995. Mr. Blanton was Vice President of The Bank of Columbia County in Martinez, Georgia, from 1987 to 1988. From 1986 to 1987, he was self employed as a real estate developer. He is the President and Owner of Summerville Land Co., Inc., a real estate development company operating in Richmond and Columbia Counties. From 1976 to 1986, Mr. Blanton served as the Senior Vice President and Senior Lending Officer of Georgia State Bank in Martinez, Georgia. A graduate of Georgia Military College, Mr. Blanton received his Bachelor of Science Degree from Clemson University in 1973 and received further training at the Georgia Banking School in 1982. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1985. He is on the Board of Directors of the Family Y and CSRA Regional Development Companies where he also serves as a member of its Executive Loan Review Committee. He is also a member of the Augusta State University, College of Business Administration Advisory Board, Beech Island Agricultural Club, the Exchange Club of Augusta, Augusta Country Club, Inc., and The Pinacle Club, Inc.

     William P. Copenhaver, a Director of the Company since its formation and a Director of the Bank since September, 1991, is a private investor and the retired Chairman of the Board and President of Columbia Nitrogen Corporation and Nipro, Inc., positions he held until 1991. Mr. Copenhaver is a graduate of Virginia Polytechnic Institute and State University and the Harvard University Business School. He currently serves on the Board of Directors of Thermal Ceramics, The Creel Foundation, Inc., the Greater Augusta Community Foundation, Inc. and the Pinnacle Club, Inc. A resident of Augusta since 1971, Mr. Copenhaver is a member of the Augusta National Golf Club, the West Lake and Augusta Country Clubs, and St. John's Methodist Church. Mr. Copenhaver previously served on the Board of Directors of Arcadian Corporation, Georgia Power, Laroche Chemical, Millhaven Corporation and the Southern Company.



     Warren A. Daniel, a Director of the Bank since July, 1990, has been an agent for Northwestern Mutual Life Insurance Company since 1978. He is also President of Group & Benefits Consultants, Inc. Prior to 1978, Mr. Daniel was a Loan Officer with SunTrust Company Bank in Augusta. He is a graduate of Richmond Academy in Augusta and received his Bachelor of Business Administration degree from the University of Georgia in 1970. Mr. Daniel's professional designations include Chartered Life Underwriter and Chartered Financial Consultant. He currently serves as a Director of Howard Lumber and is past Chairman of the Metro Augusta Chamber of Commerce and is active in other civic and business organizations.



     Patricia E. Leopard has served as Senior Vice President and Director of Marketing of the Company and Group Vice President and Director of Marketing of the Bank since October, 1997. She previously held the title of Chief Operations Officer. Mrs. Leopard has been with the Bank since its formation in 1988, having previously served as Vice President of First Union National Bank and its predecessor Georgia Railroad Bank, and was Senior Vice President of Georgia State Bank prior to its acquisition by Georgia Railroad Bank. A native of Augusta, she is a graduate of Aquinas High School and attended Augusta State University. Mrs. Leopard formerly served as State President of Financial Women International, President of the Augusta Chapter of the American Institute of Banking, Vice President and Board member of Safe Homes of Augusta, Inc., Ticket Chairman of the Augusta Invitational Rowing Regatta and Treasurer of the Augusta Junior Rowing Association. She currently serves as Chair-Person of the American Institute of Banking, Georgia Chapter. She is an honor graduate of the Georgia Bankers Association Operations School. Mrs. Leopard also serves on the Board of Directors of the March of Dimes and the Board of Directors and Executive Committee of the CSRA Partnership for Community Health, Inc.



     Dr. Shirley A. R. Lewis, a Director of the Bank since August, 1994, is the President of Paine College in Augusta, Georgia. She earned a Ph.D. in Education from Stanford University and M.S.W. and B.A. degrees from the University of California, Berkeley. She also holds a Certificate in African Studies from the joint program of the University of London and University of Ghana. Prior to assuming the Presidency at Paine College in 1994, Dr. Lewis served as Assistant General Secretary of the Black College Fund of the General Board of Higher Education and Ministry of the United Methodist Church in Nashville, Tennessee since 1986. She is a past member of the College of Education Planning Committee for the Africa University in Mutare, Zimbabwe. She is the author of numerous articles and research memoranda on higher education, language arts, historically black colleges and universities, and teacher training. Dr. Lewis participates in a variety of civic, educational and service activities including the Metro Augusta Chamber of Commerce, the United Negro College Fund, and the National Association of Independent Colleges and Universities. She is a member of the Board of Directors of the Morris Museum and the Medical College of Georgia Research Institute, and she is a member of Augusta Rotary Club.

     Tom C. McLaughlin has served as Group Vice President and Senior Lending Officer of the Bank since October, 1997. He previously served as Senior Vice President and Commercial Loan Officer since 1993, and has been with the Bank since 1991. His career in the financial services industry began in 1970 with C.I.T. Financial in Augusta and continued with that firm until his employment with Georgia State Bank in December 1983. A native Augustan, Mr. McLaughlin attended public schools in Richmond County and graduated from Carlisle Military Academy in 1967. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1997.

     Edward G. Meybohm has served as Vice Chairman of the Company's Board of Directors since its formation and is the current Chairman of the Bank's Board of Directors and the Asset/Liability and Investment Committee of the Bank's Board. He has been the President of Meybohm Realty, Inc., a real estate brokerage firm, since 1977. Prior to 1997, Mr. Meybohm worked at Southern Finance Corporation, where he was employed from 1972. Mr. Meybohm, a native of Harlem, Georgia, received his Bachelor of Science degree in Education from Georgia Southern University in 1964. He served as a member of the Board of Directors of Georgia State Bank, Martinez, Georgia, from November 1983 through December 1985, when Georgia State Bank merged with Georgia Railroad Bank. Thereafter, Mr. Meybohm continued to serve on the Columbia County Advisory Board of Georgia Railroad Bank and its successor, First Union National Bank of Georgia, until his resignation in June, 1988. Mr. Meybohm is past President of the Georgia Association of Realtors, a past Chairman of the Metro Augusta Chamber of Commerce and is active in other civic and business organizations. He is currently a member of the Board of Governors of Augusta Country Club, Inc., and a member of the Georgia State Board of Education.



     Travers W. Paine III, a Director and Corporate Secretary of the Company since its formation in 1992 and a Director and Corporate Secretary of the Bank since its organization in 1988, is a partner in the law firm of Paine Little LLP. After graduating from Richmond Academy in Augusta, Mr. Paine received his Bachelor of Business Administration and Juris Doctor degrees from the University of Georgia in 1970 and 1973, respectively. He is a member of the Board of Directors of numerous closely held companies, including Southmed Management, Inc., a medical consulting company, Aegis Healthcare, LLC, a healthcare management company, and R. W. Allen & Associates, Inc., a construction company. Active in civic, business and professional organizations, he is a member of the Forum Committee on Health Law of the American Bar Association and the National Health Lawyers Association, and a former member of the City Council of Augusta. Mr. Paine also serves on the Board of Governors of the State Bar of Georgia and is a member of the National Association of Bond Lawyers.



     Robert W. Pollard, Jr. has been a Director of the Company and the Bank since August, 1994. In April, 1995, he was elected Chairman of the Board of the Company and Vice Chairman of the Bank. He also serves as Chairman of the Executive Committee and Compensation Committee of the Company's Board. He is President of Pollard Lumber Company, Inc., a lumber manufacturer located in Appling, Georgia. He is a native of Appling, Georgia, and attended Harlem High School. He also attended the University of Georgia and received his Bachelor of Science degree in Forest Resources. Mr. Pollard has served on the Board of Directors of the Southeastern Lumber Manufacturers Association and the Georgia Forestry Association. He is presently Chairman of the Southern Timber Council. He currently serves on the Board of Trustees of Westminster Schools and is a member and Deacon of Kiokee Baptist Church in Appling.

     Larry S. Prather, a Director of the Bank since January 1, 1993, was previously an organizer and member of the Board of Directors of FCS Financial Corporation and First Columbia Bank. He has been self-employed as the President and owner of Prather Construction Company, Inc., a utility and grading contractor, for the past twenty-six years. A native of Columbia County, Mr. Prather has served as a member of the Columbia County Board of Education and as Chairman of the Columbia County Board of Commissioners. He is also a past Chairman of Columbia County Development Authority and continues to serves as a member of the Authority. Mr. Prather is a graduate of Harlem High School and the University of Georgia where he received a Bachelor of Science degree in Business Administration.



     Larry E. Sconyers, a Director of the Bank since August, 1994, is a native of Richmond County. He is a graduate of the public school system of Richmond County and the Augusta Technical Institute. In 1993, he was elected as a member of the Richmond County Commission and served as its Chairman through 1995. In January 1996, Mr. Sconyers assumed his role as Mayor/Chairman of the newly consolidated Augusta-Richmond County Government, a position he was elected to in November, 1995. He is a past member of the Board of Directors of University Health Care Foundation, Inc. He is Owner and President of Sconyers Bar-B-Que, Inc., a local family business started by his father.


     Randolph R. Smith, M.D. has been a Director of the Bank and Company since each was organized and serves as Chairman of the Audit Committee the Company's Board. Dr. Smith is a specialist in plastic and reconstructive surgery and a member of the medical staff of University Hospital in Augusta where he has served as Chief of Staff and a member of the hospital's Board of Trustees. He has practiced medicine in the Augusta area since 1978. Prior to that time, Dr. Smith served his residency at the Medical College of Georgia in Augusta and Duke University. He graduated from Richmond Academy in Augusta, received his Bachelor of Science Degree from Clemson University in 1966 and received his M.D. degree from the Medical College of Georgia in 1970. Dr. Smith was awarded an honorary doctorate from Clemson in 1997 for his volunteer services in developing countries. Dr. Smith is an Augusta, Georgia, native and is active in civic and professional associations, and has received The Book of Golden Deeds Award from The Exchange Club of Augusta and The Paul Harris Fellowship award by the Rotary Club of Augusta.



     Ronald L. Thigpen has served as Executive Vice President and Chief Operating Officer of the Company and the Bank since October, 1997, having joined the Company and the Bank as Chief Financial Officer upon the acquisition of FCS Financial Corporation in December, 1992. He was elected to the Board of Directors of both the Company and the Bank in April, 1995. He was previously employed as the President and Chief Executive Officer of FCS Financial Corporation and First Columbia Bank from January, 1991 to December, 1992. From January, 1989 until January, 1991, Mr. Thigpen was Vice President and Regional Commercial Banking Manager for First Union National Bank of Georgia. From 1971 to 1989, Mr. Thigpen served First Union National Bank, and its predecessors Georgia Railroad Bank and Central Bank of Georgia, in a variety of positions including Macon City Executive Officer from November, 1986 until January, 1989. He received his Bachelor of Business Administration degree from Augusta State University in 1973 and is a 1980 graduate of the Graduate School of Retail Bank Management at the University of Virginia. He graduated from the Graduate School of Banking of the South at Louisiana State University in 1985. He has served as a member of the Board of Directors of the Georgia Bankers Association. Mr. Thigpen is President-elect of the Rotary Club of Columbia County. He is a member of the Board of Directors of the University Health Care Foundation, the Development Authority of Columbia County, and the Golden Harvest Food Bank. Mr. Thigpen serves on the national Board of Directors of the Financial Managers Society, headquartered in Chicago, Illinois. He is a member of Wesley United Methodist Church where he serves as Chairman of the Finance Committee.



     Mr. John W. Trulock, Jr., a Director of the Company and the Bank since April, 1995, is a native Augustan. He attended Augusta State University and is a graduate of the University of Georgia, Athens, Georgia. Mr. Trulock has served as an agent for Massachusetts Mutual Life Insurance Company in Augusta since 1981. Mr. Trulock is a past President of the Exchange Club of Augusta, the Augusta State University Alumni Association, Garden City Lions Club, and Boys Club of Augusta as well as past Chairman of the Augusta College Foundation. He is a member of Covenant Presbyterian Church and where he has served as Deacon, Elder, and Trustee.



                             DIRECTOR COMPENSATION


     Directors of the Company and the Bank who are not employees of the Company or the Bank receive a fee for their service on the Bank Board equal to $100 for each Board meeting attended. No additional fees are paid for committee participation. Directors who are Company employees receive no compensation for their service on the Board or its committees.



                       COMPENSATION OF EXECUTIVE OFFICERS


     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in compensation. For purposes hereof, only Mr. R. Danial Blanton, the Company's Chief Executive Officer and Mr. Ronald
L. Thigpen, the Company's Chief Operating Officer are compensated at this level. Disclosure regarding Mr. Patrick G. Blanchard, the President of the Company until October 5, 1997, is also included herein. The disclosure requirements includes the use of tables and a report explaining the rationale and considerations that led to executive compensation decisions. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement in response to those requirements.

     The Compensation Committee recommends to the Company Board of Directors payment amounts and bonus award levels for executive officers of the Company and the Bank. The following report reflects the compensation philosophy of the Company and the Bank as endorsed by the Company's Board of Directors and the Compensation Committee and resulting actions taken by the Company for the reporting periods shown in the compensation table.



                         COMPENSATION COMMITTEE REPORT


Overview


     The Compensation Committee is composed entirely of individuals who are outside directors. The Compensation Committee fully supports the Company's philosophy that the relationship between pay and individual performance is fundamental to a compensation program. Pay for performance relating to executive officer compensation is composed of base salary, annual cash incentives and long-term stock appreciation rights. The administration of executive officer compensation is based not only on individual performance and contributions, but also total Company performance relative to profitability measures and shareholder interests. The Compensation Committee makes recommendations to the Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. The Compensation Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees and uses an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. The peer group that the Company analyses in determining officer and employee compensation is similarly situated banking organizations in the Southeast ranging in asset size of $100 million to $300 million and other banks that are direct competitors with the Company in its markets.

Base Salary and Increases

     In establishing executive officer salaries and increases, the Compensation Committee considers individual performance, the relationship of base pay to the existing salary market and increases in responsibility. The decision to increase base pay is recommended by the chief executive officer and considered and recommended to the full Board by the Compensation Committee. Information regarding salaries paid by other financial institutions is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

     The Company's general philosophy is to provide base pay competitive with other banks and bank holding companies of similar size in the Southeast.

     The Compensation Committee formally reviews the compensation paid to executive officers in January of each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability of the Company as compared to the Company's financial performance objectives, and the individual performance.


Annual Cash Incentives


     The Company utilizes cash incentives to better align pay with individual and Company performance. Funding for the cash incentives is dependent on the Company attaining performance thresholds for return on equity and earnings per share. The performance objectives promote a group effort by all key managers. Once these thresholds are attained, the Compensation Committee, based in part upon recommendations of the chief executive officer, may consider and recommend to the full Board awards to those officers who have made superior contributions to Company profitability as measured and reported against the performance goals established at the beginning of the year. This philosophy will better control overall expenses associated with salary increases by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Market information regarding salaries is used to establish competitive rewards that are adequate to motivate strong individual performance during the year. The first payments under this cash incentive program were made in February, 1998 based upon the Company's 1997 financial performance.


Long-Term Incentives

     The Company has established a Long-Term Incentive Plan designed to motivate sustained high levels of individual performance and align the interests of key officers with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon recommendation by the chief executive officer, and subject to approval by the Compensation Committee, stock appreciation rights may be awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's long-term growth. Generally, stock appreciation rights are not grants or issuances of Company stock, but rather constitute a right to receive an amount of money in the future that is based upon the appreciation in the market value of the Company's common stock. Stock appreciation rights awarded in 1997 totaled 31,000 shares at a base price of $17.75 per share. The value of the stock appreciation rights are established over a five year period and the grantee vests such rights value over a ten year period. This ten year vesting period is intended to promote long-term employment and continued contribution by those key officers.

1997 Performance; Chief Executive Officer Compensation

     The Company's performance for the most recent five year period has improved each year, and the Company met or exceeded its asset growth and profitability goals for 1997. In addition, the Company continued to excel in non-financial performance areas, as the Company successfully addressed its policy objectives relating to customers, employees and communities.

     Mr. Blanton's compensation awards in 1997 were based upon the Compensation Committee's assessment of the Company's financial and non-financial performance and Mr. Blanton's individual performance. Mr. Blanton was named President and Chief Executive Officer of the Company and Bank in October, 1997. Prior to being named Chief Executive Officer, Mr. Blanton served as Executive Vice President and Chief Operating Officer of the Company and Bank. In recognition of Mr. Blanton's new responsibilities, achievement and performance, the Company's performance and the compensation paid to chief executive officers of peer banks and bank holding companies, Mr. Blanton received a salary increase of $15,000 over his base salary prior to being named Chief Executive Officer. In addition, based on the factors discussed herein, Mr. Blanton earned a cash incentive payment of $22,409 for 1997. The Board of Directors of the Company, based upon the recommendation of the Compensation Committee, also awarded Mr. Blanton 5,000 stock appreciation rights in 1997.

     Mr. Patrick G. Blanchard, the predecessor to Mr. Blanton as President of the Company, resigned as President and Director of the Company and the Bank on October 5, 1997 to pursue other opportunities in the banking industry. At the time of his resignation, Mr. Blanchard's base salary was $95,000.

$1 Million Deduction Limit

     At this time, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986. As a result, the Compensation Committee has not established a policy regarding this limit.

Employment and Severance Contracts

     The Company presently has no employment or severance contracts with any officer or employee of the Company or the Bank.

Summary

     In summary, the Compensation Committee believes that the compensation program of the Company is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for superior individual, Company and share value performance. The compensation program incorporates a shareholder point of view in several different ways. The Compensation Committee monitors the various guidelines that make up the program and may adjust them as it deems appropriate to continue to meet Company and shareholder objectives.

     Robert W. Pollard, Jr., Chairman    William P. Copenhaver
     E. G. Meybohm



                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION



         Long Term

                                                                          Compensation
                                              Annual Compensation            Awards
                                        ------------------------------   -------------
                                                                           Securities
       Name and                                                            Underlying        All Other
  Principal Position             Year     Salary          Bonus            SARs (#)      Compensation(6)
-------------------------------------   ----------   -----------------   ------------    ---------------
R. Daniel Blanton                1997     $112,044           $22,409(1)         5,000       $3,600
   President &                   1996       94,500            18,780(2)           -0-        2,835
   Chief Executive Officer       1995       90,000             3,600(2)           -0-        2,700

Ronald L. Thigpen                1997      $90,727           $18,145(3)         5,000       $3,000
   Executive Vice                1996       86,100            13,444(4)           -0-        2,583
   President &                   1995       82,000             3,280(4)           -0-        2,460
   Chief Operating
   Officer

Patrick G. Blanchard             1997      $75,046           $   -0-            4,000       $  -0-
   President (7)                 1996       95,000            13,800(5)           -0-        2,850
                                 1995       95,000             3,800(5)           -0-        2,850

________________________
(1) This bonus amount was paid to Mr. Blanton in February, 1998 relating to 1997 performance objectives.
(2) Includes $3,780 and $3,600 paid into a deferred bonus plan, during 1996 and 1995, respectively, requiring 10 years of service and attainment of age 55 for vesting. years of service and attainment of age 55 for vesting.
(3) This bonus amount was paid to Mr. Thigpen in February, 1998 relating to 1997 performance objectives.
(4) Includes $3,444 and $3,280 paid into a deferred bonus plan, during 1996 and 1995, respectively, requiring 10 years of service and attainment of age 55 for vesting.
(5) Includes $3,800 and $3,800 paid into a deferred bonus plan, during 1996 and 1995, respectively, requiring 10 years of service and attainment of age 55 for vesting which were forfeited by Mr. Blanchard upon his resignation.
(6)  Reflects the annual 401(k) contribution of the Company.
(7) Patrick G.Blanchard, President of the Company and the Bank, resigned October 5, 1997.


                         SAR GRANTS IN LAST FISCAL YEAR


                                Number of          % of Total
                                Securities        SARs Granted
                                Underlying        to Employees    Base Price     Expiration
Name                         SARs Granted(1)     in Fiscal Year    ($/share)        Date
--------------------------------------------------------------------------------------------
R. Daniel Blanton                                                              February
   President  &                        5,000            16.13%        $17.75      2002
   Chief Executive Officer

Ronald L. Thigpen                                                              February
  Executive Vice                       5,000           16.13%         17.75       2002
   President &
  Chief Operating Officer

Patrick G. Blanchard                                                           February
  President (2)                        4,000           12.90%         17.75       2002


________________________

(1) The stock appreciation rights are granted at a base price equal to the trading price of the Company's stock at date

(2) Patrick G. Blanchard, President of the Company and the Bank, resigned October 5, 1997, thereby forfeiting this grant.




                     AGGREGATED FISCAL YEAR-END SAR VALUES

                                       Number of Securities
                                  Underlying Unexercised SARs at         Value of Unexercised
                                            FY-End (#)                    SARs at FY-End ($)
Name                               Exercisable/Unexercisable        Exercisable/Unexercisable (1)
--------------------------------------------------------------------------------------------------
R. Daniel Blanton
  President &                                 0/5000                          $0/3,750
  Chief Executive Officer

Ronald L. Thigpen
  Executive Vice President &                  0/5000                          $0/3,750
  Chief Operating Officer

________________________

(1) Value is calculated as the difference between the market price of a share of Company Common Stock on December 31, 1997 ($18.50 per share) and the Base Price of the SARs.


                                 BENEFIT PLANS

     The Bank has an employee savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended. Under the Plan, participating employees may defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit. The Bank has the option to make an annual discretionary contribution to the Plan. For the year ended December 31, 1997, the Bank contributed $83,812 to the Plan, which represented 3% of the annual salary of all eligible employees.

     During 1994, the Bank adopted a non-qualified deferred bonus plan for certain officers of the Bank. Under the plan, the Bank has the option to make an annual discretionary contribution to the plan. For the year-ended December 31, 1997, the Bank contributed $37,692 to the plan.

     In 1997, the Company established a Long-Term Incentive Plan designed to motivate and sustain high levels of individual performance and align the interests of key officers with those of shareholders by rewarding capital appreciation and earnings growth. Stock appreciation rights may be awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's growth. It is anticipated that the future performance of those individuals awarded stock appreciation rights will continue to contribute to the Company's long-term growth. Stock appreciation rights awarded in 1997 totaled 31,000 shares at a base price of $17.75 per share.

     There were no stock options issued to or exercised or held by any director or officer of the Company or Bank during 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 26, 1998, with respect to the directors, executive officers and certain other members of the Company's and Bank's management and any shareholder of the Company known to Company to own 5% or more of the Company's Common Stock:


                                   Position(s) with              Number of                Percentage
Name and Address                   the Company and                 Shares                     of
                                     the Bank (1)               Beneficially Owned (2)   Ownership(3)
-------------------------         -----------------------       -------------------------------------

Earl W. Allen, Sr.                Director of the                      3,218        (4)       0.18%
 3842 Washington Road             Bank
 Martinez, Georgia 30907

William J. Badger                 Director                            30,039        (5)       1.65%
 P. O. Box 1039
 Evans, Georgia 30809

J. Pierce Blanchard, Jr.          Executive Vice                       1,312        (6)       0.07%
 3530 Wheeler Road                President -
 Augusta, Georgia 30909           Branch
                                  Administration
                                  of the Bank

James G. Blanchard, Jr.           Director of the                     18,645        (7)       1.02%
 610 High Hampton Drive           Bank
 Martinez, GA 30907

R. Daniel Blanton                 Director,                          140,276        (8)       7.71%
 3530 Wheeler Road                President and
 Augusta, Georgia 30909           Chief
                                  Executive Officer

William P. Copenhaver             Director                            19,680        (9)       1.08%
 3531 Interlachen Road
 Martinez, Georgia 30907

Warren A. Daniel                  Director of the                      6,639       (10)       0.36%
 P. O. Box 14445                  Bank
 Augusta, Georgia 30919


Patricia E. Leopard               Senior Vice                            8,882      (11)        0.49%
 3530 Wheeler Road                President and
 Augusta, Georgia 30909           Director of
                                  Marketing of the
                                  Company and Group
                                  Vice President
                                  and Director of
                                  Marketing of the
                                  Bank

Dr. Shirley A. R. Lewis           Director of the                          --                    --
 1238 Beman Street                Bank
 Augusta, Georgia 30904

Tom C. McLaughlin                 Group Vice                               837                   .05%
3530 Wheeler Road                 President and
Augusta, Georgia 30909            Senior Lending
                                  Officer of the
                                  Bank

Edward G. Meybohm                 Vice Chairman of                      87,650      (12)        4.81%
 3523 Walton Way                  the Board of the
 Augusta, Georgia 30909           Company and
                                  Chairman of the
                                  Board of the Bank

Travers W. Paine III              Corporate                             28,137      (13)        1.55%
 945 Broad Street                 Secretary
Suite 220                         and Director
Augusta, Georgia 30901

Robert W. Pollard, Jr.            Chairman of the                      152,614      (14)        8.38%
 6313 Keg Creek Road              Board  of the
 Appling, Georgia 30802           Company, Vice
                                  Chairman of the
                                  Board of the Bank

Larry S. Prather                  Director of the                        9,788      (15)        0.54%
 302 Louisville Street            Bank
 Harlem, Georgia 30907

Larry E. Sconyers                 Director of the                          --                    --
 3052 Richmond Hill Rd.           Bank
 Augusta, Georgia 30906

Randolph R. Smith, MD             Director                              94,441      (16)        5.19%
811 Thirteenth Street
Suite 28, Bldg. 3
Augusta, Georgia 30901

Ronald L. Thigpen                 Director,                              4,713      (17)        0.26%
 3530 Wheeler Road                Executive Vice
 Augusta, Georgia 30909           President and
                                  Chief Operating
                                  Officer

John W. Trulock, Jr.5-B           Director                                 393                   .02%
 George C. Wilson Court
Augusta, GA  30909

All executive officers and directors                                   607,264                 33.36%
of the Company and Bank as a group
 (18 persons)


Other Beneficial Owners of Greater than 5% of the Company's Common Stock
------------------------------------------------------------------------

Estate of Robert W.                                                  319,231 (18)       17.54%
 Pollard, Sr.
 5975 Washington Road
 Appling, Georgia 30802

Levi A. Pollard                                                      124,013 (19)       6.82%
3310 Scotts Ferry Road
Appling, Georgia 30802


1. Each person holds the offices and directorships listed with both the Company and the Bank unless otherwise noted.

2.  Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.
3. Based on 1,820,368 shares issued and outstanding. There are no options to purchase the Common Stock outstanding.
4. Includes 380 shares held by Mr. Allen's grandchildren as to which Mr. Allen disclaims beneficial ownership.
5. Includes 2,566 shares held by Mr. Badger's wife in an IRA and 575 shares held by Mr. Badger in an IRA.
6. Includes 1,179 shares held in Mr. Blanchard's IRA and 133 shares held jointly with Mr. Blanchard's wife.
7. Includes 14,739 shares in a Profit Sharing Plan of which Mr. Blanchard is a beneficiary, 1,915 shares in Mr. Blanchard's IRA, 460 shares held jointly with Mr. Blanchard's wife and 1,531 shares held in his IRA.
8. Includes 67,118 shares held by Mr. Blanton's wife , 4,115 shares held jointly with Mr. Blanton's wife, 29,037 shares held in trust by Mr. Blanton's wife, as trustee, for their minor children, and 1,760 shares held in Mr. Blanton's children's name.
9.  Includes 1,557 shares held by Mr. Copenhaver's wife.
10. Includes 1,800 shares held in Mr. Daniel's IRA.
11. Includes 6,785 shares held by Mrs. Leopard's husband, mother and children, 350 shares held in Mrs. Leopard's husband's IRA and 350 shares held in Mrs. Leopard's IRA.
12. Includes 21,965 shares owned by a pension and profit sharing plan as to which Mr. Meybohm is a beneficiary.
13. Includes 1,098 shares held by Mr. Paine's wife, 1430 shares held by his minor children and 9,388 shares held by Mr. Paine in his IRA.
14. Includes 1,225 shares held by Mr. Pollard's wife and 34,752 shares held in trust for their minor children, 555 shares held by Mr. Pollard's child, and 3,640 shares held in Mr. Pollard's IRA.
15. Includes 5,555 shares held by Prather Construction Co. Profit Sharing Plan, as to which Mr. Prather is a trustee and beneficiary.
16. Includes 24, 830 shares held in a pension and profit sharing plan as to which Dr. Smith is a beneficiary
17. Includes 3,628 shares held in Mr. Thigpen's IRA, 50 shares held by Mr. Thigpen's child and 1,035 shares held jointly with Mr. Thigpen's wife.
18. Includes 1,231 shares held by Mr. Pollard's widow but excludes shares owned by Mr. Pollard's adult children or held in trust by such persons for their own minor children and shares held by his son-in-law, Mr. Blanton, as to all
    of which the estate of Mr. Pollard   disclaims beneficial ownership.
19. Includes 12,552 shares held in trust for Mr. Pollard's children.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have had, and expect to have in the future, banking and other business transactions in the ordinary course of business with directors and officers of the Company and Bank and their related interests, including corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not and will not involve more than the normal risk of collectability nor present other unfavorable features to the Company or the Bank.

     Loans outstanding to officers, directors and affiliates totaled $10,116,611 and aggregated 42.4% of the Company's Shareholders' equity at December 31, 1997. Deposit accounts with officers, directors and affiliates of the Company and the Bank totaled $3,851,000 at December 31, 1997.

     The law firm of Paine Little LLP, in which Mr. Paine is a partner, serves as legal counsel to the Company and Bank in connection with a variety of matters. Such services have been, and will continue to be, provided at rates less than or equal to the prevailing rates in the Augusta area for comparable services from unrelated parties. This representation has been approved by the Board of Directors of the Company and Bank, with Mr. Paine abstaining.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has an Executive Committee, Audit Committee, and Compensation Committee.

     The Executive Committee is responsible for making recommendations to the Board on a variety of matters, including the nomination of individuals for election to the Company's Board of Directors. During 1997, the Executive Committee's members included: Robert W. Pollard, Jr., Chairman, R. Daniel Blanton, William P. Copenhaver, Edward G. Meybohm, Travers W. Paine III, Dr. Randolph R. Smith and Ronald L. Thigpen. The Executive Committee held seven meetings during 1997.

     The Audit Committee meets, at a minimum, quarterly prior to the regular Bank Board meeting. The Company's internal auditor meets with this Committee and presents a report. The chairman of the Audit Committee makes a report to the full Board of Directors at the next scheduled meeting. The Audit Committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The Committee recommends to the Board the appointment of the Company's independent auditors for the next fiscal year, reviews and approves the internal auditors audit program, and reviews with the independent auditors the results of the annual audit and management's response thereto. During 1997, the Company's Audit Committee members were Dr. Randolph R. Smith, Chairman, William J. Badger, and John W. Trulock, Jr. Robert W. Pollard, Jr. and E. G. Meybohm are Ex-Officio members. The Audit Committee met four times during 1997.

     The Compensation Committee is responsible for making recommendations to the Company Board to assure that competitive and fair compensation is provided to the officers and employees in order to recruit and retain quality personnel. This Committee periodically reviews and revises salary ranges and total compensation programs for officers and employees using an outside consultant to recommend salary ranges based upon current surveys of peer group market salaries for specific jobs. During 1997, the Compensation Committee was comprised of the following members: Robert W. Pollard, Jr., Chairman, William P. Copenhaver, and
E. G. Meybohm. The Compensation Committee held four meetings during 1997. See "Compensation Committee Report."

     The full Board of Directors of the Company held seven meetings, and the Board of Directors of the Bank held thirteen meetings, during the year ended December 31, 1997. All of the Directors of the Company attended at least 75% of such meetings and the meetings of each committee on which they served.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file reports of initial ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission.
Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997 all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with in a timely manner except that William J. Badger and Travers W. Paine III each filed a delinquent Form 4 reflecting a sale transaction, which delinquency was due to oversight.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP, Atlanta, Georgia, acted as the Company's principal independent certified public accountants for the fiscal year ended December 31, 1997. KPMG Peat Marwick LLP has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year ending December 31, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders should be submitted to the Secretary of the Company by certified mail, return receipt requested, and must be received by the Company at its offices in Augusta, Georgia, on or before November 26, 1998, to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

     Management of the Company is not aware of any other matter to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment. The Bylaws of the Company required that any matter to be presented for action other than those approved by the Board of Directors, the Chairman of the Board or the President must be submitted to the Secretary of the Company by April 8, 1998.

     A copy of the Company's 1997 Annual Report on Form 10-KSB is included herewith and is also available without charge (except for exhibits) upon written request to Georgia Bank Financial Corporation, 3530 Wheeler Road, Augusta, Georgia, 30309, Attention: Ronald L. Thigpen, Executive Vice President.


                                         By Order of the Board of Directors


                                         /s/ Travers W. Paine III
                                         --------------------------------------
Augusta, Georgia                         Travers W. Paine III
March 26, 1998                           Corporate Secretary

                       GEORGIA BANK FINANCIAL CORPORATION
                               3530 WHEELER ROAD
                             AUGUSTA, GEORGIA 30909
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF GEORGIA BANK FINANCIAL CORPORATION
                                      FOR
                    THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1998

     The undersigned hereby appoints J. Pierce Blanchard, Jr. and Patricia E. Leopard, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the 1998 Annual Meeting of Shareholders of Georgia Bank Financial Corporation to be held at 4:00 p.m., on April 22, 1998 at the principal offices of the Company, 3530 Wheeler Road, Augusta, Georgia, or at any adjournment thereof.

(1)  Election of Directors:

     [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY TO VOTE
         (except as marked to the contrary)        for all nominees listed
                                                   below:

William J. Badger       Robert W. Pollard, Jr.   Randolph R. Smith, M.D.
R. Daniel Blanton       E. G. Meybohm            Ronald L. Thigpen
William P. Copenhaver   Travers W. Paine III     John W. Trulock, Jr.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name)

                              CONTINUED ON REVERSE




     (2) In their discretion, upon such other matters as may properly come before the meeting.

          [ ] FOR              [ ] AGAINST             [ ] ABSTAIN

     This proxy will be voted in accordance with the direction of the undersigned as marked. If no direction is given, this proxy will be voted "FOR" THE NOMINEES LISTED.

                                         Dated:____________________________1998

                                         _____________________________________

                                         _____________________________________
                                         Signature(s) of Shareholder Please sign
                                         exactly as name appears hereon. If
                                         shares are held jointly each
                                         shareholder should sign. Agents,
                                         executors, administrators, guardians,
                                         trustees, etc. should use full title.
                                         If the shareholder is a corporation,
                                         please sign full corporate name by an
                                         authorized officer.


  PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IN THE ENCLOSED POSTPAID
                                   ENVELOPE.